BLACKROCK FUNDS

Supplement Dated March 4, 2008 to the
Investor Shares Prospectus of
BlackRock Money Market Portfolio Dated January 31, 2008

Effective March 3, 2008, BlackRock Advisors, LLC (“BlackRock”), the investment adviser to BlackRock Money Market Portfolio, will terminate its voluntary waiver of the 0.25% service fee for Investor B and Investor C shares.

Effective March 3, 2008, the footnote to the Annual Fund Operating Expenses table on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

*  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.89% (for Investor A Shares) (0.79% including voluntary waivers, which waivers may be terminated by BlackRock at any time) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2009.  The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.  See the “Management” section for a discussion of these waivers and reimbursements.

Code# PRO-MM-INV-0108-SUP